KLEIN INVESTMENTS FAMILY LIMITED PARTNERSHIP

60 LINDA ISLE
NEWPORT BEACH, CA 92660
Tel: 949 640-2226
Fax: 949 640 2296
e-mail: bandcklein@yahoo.com

April 23, 2008

Richard Papalian, CEO
Sionix Corporation
2082 Michelson Dr.
Irvine, CA 92612

Subject: Notice to Vacate 1471 Corporate Dr., Garden Grove, CA

Pursuant to the lease amendment dated April 23, 2008, you are hereby given notice to vacate the subject premises by May 30, 2008.

W A Klein
William Klein – General Partner

Klein Investments Family Limited Partnership

Received [signature]